EXECUTION COPY

AMENDMENT NO. 1

to

WGC/WGTS LICENSE AGREEMENT

This Amendment (this “Amendment”) dated May 20, 2008 to the WGC/WGTS License Agreement (the “License Agreement”), entered into as of November 16, 2004, by and among World Gold Council and World Gold Trust Services, LLC (together the “Licensor”), and State Street Global Markets, LLC (the “Licensee”).

WITNESSES, that

WHEREAS effective concurrently herewith the name of the streetTRACKS® Gold Trust is changed to “SPDR® Gold Trust” (the “Trust”) and the name of the streetTRACKS® Gold Shares is changed to “SPDR® Gold Shares” (the “Shares”); and

WHEREAS, Section 10(h) of the License Agreement provides that any amendment thereto shall be in writing and signed by an authorized representative of the Licensor and Licensee; and

WHEREAS the Licensor and the Licensee wish to amend the License Agreement to refer to the new names of the Trust and Shares;

NOW, THEREFORE, the Licensor and the Licensee agree as follows:

1. Throughout the License Agreement, all references to “streetTRACKS® Gold Trust” are hereby amended to read “SPDR® Gold Trust” and all references to “streetTRACKS® Gold Shares” are hereby amended to read “SPDR® Gold Shares.”

2. The foregoing amendments shall be effective as of May 20, 2008.

3. Except as modified by this Amendment, the License Agreement shall remain unmodified and in full force and effect.

4. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the License Agreement.

5. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but together shall constitute one and the same amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Amendment as of the date first above written.

World Gold Council

By:
Name:
Title:

World Gold Trust Services, LLC

By:
Name:
Title:

State Street Global Markets, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 1 to

WGC/WGTS License Agreement]